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                                  EXHIBIT (11)
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                             Consent of Ropes & Gray




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                               CONSENT OF COUNSEL
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         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of the Registration Statement of Sanwa Fund on Form N-1A under the Securities Act of 1933, as amended.

                                                     Ropes & Gray

Washington, D.C.

July 30, 1997



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